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      As filed with the Securities and Exchange Commission on July 19, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                        American National Can Group, Inc.
             (Exact name of registrant as specified in its charter)

                 Delaware                                        36-4287015
(Jurisdiction of incorporation or organization)       (I.R.S. Employer Identification No.)

                              8770 Bryn Mawr Avenue
                             Chicago, Illinois 60631
                                       USA
                            Telephone: (773) 399-3000
                    (Address of principal executive offices)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                                  Name of each exchange on
Title of each class to be so registered     which each class is to be registered
---------------------------------------     ------------------------------------

Common Stock, nominal value $ 0.01 per share.........The New York Stock Exchange


If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Securities Exchange Act of 1934 and is effective upon filing pursuant to General Instruction A.(c), please check the following box. [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this Form relates:
333-76699.

Securities to be registered pursuant to Section 12 (g) of the Act:

                                      None
                                ----------------
                                (Title of class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Information with respect to the common stock, nominal value $ 0.01 per share to be registered hereby is incorporated herein by reference to the sections captioned "Description of Share Capital" in the Registrant's Registration Statement on Form S-1 (Registration No. 333-76699), as amended (the ARegistration Statement on Form S-1@) and in the prospectus to be filed by the Registrant pursuant to Rule 424(b) of the Securities Act of 1933, as amended.


ITEM 2.  EXHIBITS*

1. Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on April 21, 1999.

2. Certificate of incorporation of the Registrant, filed as Exhibit 3.1 to the Registration Statement on Form S-1 that is Exhibit 1 hereto.

3. By-laws of the Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-1 that is Exhibit 2 hereto.

4. Specimen of stock certificate for the common stock of the Registrant, filed as Exhibit 4.2 to the Registration Statement on Form S-1 that is Exhibit 3 hereto.

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* Pursuant to the Instructions as to Exhibits to Form 8-A, these exhibits will be filed with The New York Stock Exchange but not with the Securities and Exchange Commission.





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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       American National Can Group, Inc.


Date: July 19, 1999

                                       By:    /s/ Edward A. Lapekas
                                              ---------------------------
                                       Name:  Edward A. Lapekas
                                       Title: President and Chief Operating
                                              Officer










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                               INDEX TO EXHIBITS*

ITEM                                 DESCRIPTION
----                                 -----------

1. Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on April 21, 1999.

2. Certificate of incorporation of the Registrant, filed as Exhibit 3.1 to the Registration Statement on Form S-1.

3. By-laws of the Registrant, filed as Exhibit 3.2 to the Registration Statement on Form S-1.

4. Specimen of stock certificate for the common stock of the Registrant, filed as Exhibit 4.2 to the Registration Statement on Form S-1.


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*        Pursuant to the Instructions as to Exhibits to Form 8-A, these exhibits will be filed with The New York Stock Exchange but not with the Securities and Exchange Commission.